UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter: Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: May 31, 2010

Date of reporting period: June 1, 2009 — May 31, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Asset Allocation: Equity Portfolio

Annual report
5|31|10

A world of investing.™

Putnam Investments

ASSET ALLOCATION FUNDS invest in a mix of many different types of investments to help weather changing market environments.

Putnam
Asset Allocation:
Equity Portfolio

Annual report
5 | 31 | 10

Message from the Trustees	1
Performance snapshot	2
Interview with your fund’s portfolio manager	3
Your fund’s performance	8
Your fund’s expenses	10
Terms and definitions	12
Other information for shareholders	13
Financial statements	14
Shareholder meeting results	57

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy is on the mend, albeit at a slower pace than we would like. Economic growth continues despite the serious national debt issues of a handful of European nations. In the United States, the outlook is one of guarded optimism, with most economists agreeing that a second recession is unlikely and that growth will continue for the balance of the year.

During the spring and early summer, volatility returned to both fixed-income and equity markets. Compared with the solid rebound of 2009, the investment environment for 2010 has become somewhat more challenging — one that requires analysis, insight, innovation, and expertise. We believe these attributes form the very core of Putnam’s analytic, active-management approach.

In other developments, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who recently retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Performance
snapshot

Annualized total return (%) comparison as of 5/31/10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3 and 8–9 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

Interview with your
fund’s portfolio manager

Jeffrey Knight

Jeff, how did the fund perform during its
fiscal year that ended May 31, 2010?

Putnam Asset Allocation: Equity Portfolio performed strongly with an 18.34% return, but this result lagged the 23.20% return of its benchmark, the Russell 3000 Index. This margin in part reflects the fund’s global diver-sification, as international markets generally lagged the U.S. market. Highlighting this impact, the fund’s custom benchmark, the Asset Allocation: Equity Custom Index, which includes international developed and emerging markets, returned 19.87% for the fiscal year. Since there were no large overweights or underweights within the areas of the equity markets where we invest — large caps, small caps, international, and our thematic strategy — the fund’s relative results primarily reflect the impact of our stock-selection decisions.

How did the different areas of the
portfolio perform?

In absolute performance terms, small-cap value stocks had the best results, but on a relative basis, our stock selections fared best within small-cap growth and large-cap stocks. We saw less impressive results in international markets and within our thematic portfolio, though there was a significant disparity in the results of different themes. For example, our cloud-computing [virtual data and software programming] theme performed very well, whereas the defense and security theme lagged the market.

What are the key elements of your stock-
selection strategy, and are they the same
across all of these areas?

The main attribute we look for in a stock is a high free-cash-flow yield relative to valuation.

Broad market index and fund performance

This chart shows the performance of broad market indexes for the 12 months ended 5/31/10. See the previous page and pages 8–9 for fund performance information. Index descriptions can be found on page 12.

In our view, the ability to generate substantial cash flow is one of the strongest determinants of business success, and it propels capital appreciation.

We analyze valuation by determining a company’s enterprise value and adjust these values for market cap. We do not expect a small-cap stock to have the same general valuation as a large cap, because of the difference in risk premia — that is, the difference between the expected return on a security and the “riskless rate of interest” [the return on a nearly risk-free security, such as Treasury bills].

Generally we avoid making the portfolio’s U.S. sector weightings significantly different from those of the benchmark index. We also try to steer clear of companies subject to a lot of short-selling pressure by other investors.

What were the reasons for the
underperformance in the fiscal year?

We saw underperformance in large-cap stocks, small-cap value stocks, and international stocks. In absolute terms, international stocks had the worst results, because of the downturn in recent months caused primarily by the European sovereign debt crisis. The debt crisis in Greece resulted in volatility that spread across a number of other markets including Spain, Portugal, and Ireland.

The portfolio’s relative underweight to Switzerland, as well as poor results from holdings in Italy and the United Kingdom had an adverse impact on results. The United Kingdom’s shaky finances also hurt the performance of British stocks. During the period, Switzerland provided a refuge from the problems of other European markets and from the weakness of the euro, but the fund had an underweight position in Switzerland. The areas of strength in the international portfolio were primarily Japan and Singapore.

Among large-cap U.S. stocks, we saw weak results from Symantec and Dean Foods, which were overweight positions versus the benchmark. Symantec, a cyber security company known for its Norton anti-virus products, has faced increasing competition. Dean Foods had disappointing earnings and has increased its debt leverage. We continue to own both stocks because of their attractive free-cash-flow yields.

Top 10 holdings

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

S&P 500 Index Depository Receipts	N/A (multiple sectors)	N/A (multiple sectors)
(SPDR Trust Series 1) (3.3%)
Exxon Mobil Corp. (1.4%)	Energy	Oil and gas
Microsoft Corp. (1.4%)	Technology	Software
IBM Corp. (1.1%)	Technology	Computers
Apple, Inc. (1.0%)	Technology	Computers
JPMorgan Chase & Co. (1.0%)	Financials	Banking
Chevron Corp. (0.9%)	Energy	Oil and gas
General Electric Co. (0.8%)	Conglomerates	Conglomerates
Wal-Mart Stores, Inc. (0.8%)	Consumer cyclicals	Retail
Pfizer, Inc. (0.7%)	Health care	Pharmaceuticals

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 5/31/10. Short-term holdings are excluded. Holdings will vary over time.

“We think stock selection will
become even more important in
the months ahead.”

Jeffrey Knight

Also, among small-cap value stocks there were disappointing results in a few sectors, including industrials and consumer cyclicals.

Where did the fund see
positive contributions?

Among large-cap stocks, some of the top performers were VMware, Ashland, and Ford, which were all overweight positions versus the benchmark. VMware is a software company that specializes in virtualization programs that can be used on a range of computers to help solve information technology problems. There is strong demand for its services, and profits have been rising. Ford saw a big rebound from the depressed levels the stock reached in the midst of the recession in early 2009. Ashland is a chemicals company in the basic materials sector, with motor oils, including Valvoline, among its brands. Like Ford, Ashland has performed better with the economic recovery.

In addition, results benefited from our decisions to have underweight positions in Qualcomm and Monsanto, which performed poorly after disappointing earnings reports. Qualcomm has been hurt by the downturn in the semiconductor industry, and Monsanto was hurt by lower profits forherbicides. We sold the position in Monsanto during the period because we no longer favored its prospects given other investment opportunities in this area.

What were the results of the
thematic portfolio?

The cloud-computing theme performed very well for the fund. Examples of holdings in this area include VMware, which I have discussed as a large-cap holding but is also part of this strategy, and Amazon. In terms of cloud computing, Amazon provides virtual storage services for a number of small businesses and is seeing strong growth in this area. The stock has performed well.

Portfolio composition comparison

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

One theme that we had in the portfolio that we decided to close out during the fiscal year was gold. The reason for closing out this theme was that the recession and financial crisis had caused widespread market fear. We believed that, by November and December of 2009, investors had gained greater confidence and gold prices would fall. We sold a number of positions in gold stocks, and though gold prices fell temporarily, they rose once again during the European sovereign debt crisis in April and May.

The nanotechnology theme performed well early in the year, but has struggled lately with the broader downturn in the technology sector.

The alternative energy theme has been disappointing lately as well. These stocks performed well early in the fiscal year, but many companies in this field, particularly in Europe, rely on government subsidies. As pressure has grown on governments to reduce their budget deficits, investors have anticipated that subsidies to alternative energy companies might be eliminated. We are sticking with this theme because many governments have mandated the use of more alternative and renewable sources of energy over the next 10 years or so, and we believe that demand will support these stocks.

Have you introduced any new themes?

Yes, we are now investing in stocks that benefit from demand for rare earth metals. An example of such metals is lithium, which is used in making batteries for computers and for electric cars.

A second new theme involves life sciences, and the application of genetic science in researching diseases and chronic conditions.

What is your outlook for the fund in the
coming months, particularly given the
recent volatility in the markets?

We have been closely analyzing market trends and their influence on the economy. The recent volatility demonstrates that we are still investing in the long shadows of the 2008 market crisis. The issue of government indebtedness is real, but the volatility shows that investors are still nervous, and markets are vulnerable to sudden swings.

Economic indicators that we watch have been less positive than they were sixmonths ago. The forces that have driven the economic recovery to this point are waning. Fiscal stimulus was concentrated in the first half of 2010, and the inventory replenishment trend has run its course. However, our fundamental view is that the economic recovery should remain on track and support further appreciation for stocks.

That said, we think stock selection will become even more important in the months ahead than it was during the broad market recovery from March 2009 to March 2010. In our view, the qualities that we look for in stocks should help the fund outperform its benchmark over long-term periods. That’s because the ability to generate large amounts of free cash flow provides a cushion that helps to protect companies during a cyclical downturn in demand. We are maintaining our long-term positioning with regard to large caps, small caps, international stocks, and thematic investments.

Jeff, thanks for discussing the fund today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Consider these risks before investing:

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The use of derivatives involves special risks and may result in losses. The fund involves the risk that the stock prices of the companies in the portfolio will fall or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry.

Portfolio Manager Jeffrey Knight is Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Colgate University. A CFA charterholder, he joined Putnam in 1993 and has been in the investment industry since 1987.

In addition to Jeff, your fund’s portfolio managers are Jim Fetch, Robert Kea, Robert Schoen, and Jason Vaillancourt.

IN THE NEWS

Despite headlines about market volatility and a slow economic recovery, cash on U.S. corporate balance sheets has hit a record high. The Federal Reserve recently reported that nonfinancial companies were holding $1.84 trillion in cash and other liquid assets as of the end of March. The amount of cash is up 26% from a year ago, the largest increase on record, according to the central bank. Many firms implemented cost-cutting measures and other efficiencies in 2009. Concerned about the strength of the economic recovery and the debt crisis in Europe, companies have been reluctant to spend in recent months. Ultimately, that cash may be deployed on hiring, dividends, mergers, stock repurchases, and other shareholder-friendly activities.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/10

	Class A		Class Y
(inception dates)	(1/23/09)		(1/23/09)

	NAV	POP	NAV

Life of fund	40.23%	32.17%	40.23%
Annual average	28.28	22.81	28.28

1 year	18.34	11.56	18.34

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A shares reflect a maximum 5.75% load. Class Y shares have no initial sales charge or CDSC (contingent deferred sales charge).

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns For periods ended 5/31/10

		Asset Allocation:	Lipper Multi-Cap Growth
	Russell 3000 Index	Equity Custom Index	Funds category average*

Life of fund	39.52%	40.40%	43.83%
Annual average	27.80	28.40	30.69

1 year	23.20	19.87	22.50

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year and life-of-fund periods ended 5/31/10, there were 450 and 443 funds, respectively, in this Lippercategory.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 1/23/09 to 5/31/10

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class Y shares would have been valued at $14,023.

Fund price and distribution information For the 12-month period ended 5/31/10

Distributions	Class A		Class Y

Number	1		1

Income	$0.955		$0.955

Capital gains — Long-term	—		—

Capital gains — Short-term	1.553		1.553

Total	$2.508		$2.508

Share value	NAV	POP	NAV

5/31/09	$11.85	$12.57	$11.85

5/31/10	11.53	12.23	11.53

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter

Total return for periods ended 6/30/10

	Class A		Class Y
(inception dates)	(1/23/09)		(1/23/09)

	NAV	POP	NAV

Life of fund	34.03%	26.32%	34.03%
Annual average	22.59	17.64	22.59

1 year	13.49	6.96	13.39

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class Y

Net expenses for the fiscal year ended 5/31/09*	1.36%	1.11%

Total annual operating expenses for the fiscal year ended 5/31/09†	1.55%	1.30%

Annualized expense ratio for the six-month period ended 5/31/10‡	1.06%	1.06%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through 7/31/10.

† Annual operating expenses reflect projected expenses based on new expense limitations and the fund’s 6/30/09 asset level.

‡ For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Asset Allocation: Equity Portfolio from December 1, 2009, to May 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class Y

Expenses paid per $1,000*†	$5.29	$5.29

Ending value (after expenses)	$1,000.90	$1,000.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2010, use the following calculation method. To find the value of your investment on December 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class Y

Expenses paid per $1,000*†	$5.34	$5.34

Ending value (after expenses)	$1,019.65	$1,019.65

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S.

3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Asset Allocation: Equity Custom Index is an unmanaged index representing global stock market performance, and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index, and 6% the MSCI Emerging Markets Index.

Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of equity securities from developed countries.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding
Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2010, Putnam employees had approximately $335,000,000 and the Trustees had approximately $57,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Asset Allocation: Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Asset Allocation: Equity Portfolio (the “fund”) at May 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 12, 2010

The fund’s portfolio 5/31/10

COMMON STOCKS (83.5%)*	Shares	Value

Advertising and marketing services (—%)
Nu Skin Enterprises, Inc. Class A	159	$4,573

		4,573
Aerospace and defense (1.8%)
AAR Corp. †	244	4,807

Argon ST, Inc. †	180	4,329

GenCorp, Inc. †	829	4,311

General Dynamics Corp.	131	8,895

L-3 Communications Holdings, Inc.	1,242	102,626

Lockheed Martin Corp.	2,101	167,912

Northrop Grumman Corp.	1,905	115,233

Raytheon Co.	866	45,387

United Technologies Corp.	2,268	152,818

		606,318
Agriculture (0.4%)
Andersons, Inc. (The)	659	21,569

Archer Daniels Midland Co.	3,446	87,080

Austevoll Seafood ASA (Norway) †	857	5,354

HQ Sustainable Maritime Industries, Inc. †	287	1,406

Pescanova SA (Spain)	186	4,540

		119,949
Airlines (0.1%)
Alaska Air Group, Inc. †	242	11,301

Hawaiian Holdings, Inc. †	704	5,012

Republic Airways Holdings, Inc. †	1,165	6,815

UAL Corp. †	195	3,902

US Airways Group, Inc. †	630	5,563

		32,593
Automotive (1.1%)
ArvinMeritor, Inc. †	969	14,089

Ford Motor Co. †	10,766	126,285

Navistar International Corp. †	1,451	78,615

NGK Spark Plug Co., Ltd. (Japan)	1,000	12,449

Oshkosh Corp. †	1,774	63,030

Peugeot SA (France) †	2,833	67,684

Valeo SA (France) †	670	18,664

		380,816
Banking (5.9%)
Australia & New Zealand Banking Group, Ltd. (Australia)	6,335	119,676

Banca Monte dei Paschi di Siena SpA (Italy) †	20,052	22,046

Banco Latinoamericano de Exportaciones SA Class E (Panama)	895	11,563

Banco Popolare SC (Italy)	6,901	37,790

Bank of America Corp.	15,248	240,004

Bank of Hawaii Corp.	992	47,646

Bank of New York Mellon Corp. (The)	1,360	36,992

Bank of the Ozarks, Inc.	285	10,058

Bankinter SA (Spain)	3,885	22,286

Bar Harbor Bankshares	83	2,212

Barclays PLC (United Kingdom)	22,998	100,426

COMMON STOCKS (83.5%)* cont.	Shares	Value

Banking cont.
BNP Paribas SA (France)	1,468	$83,368

Citigroup, Inc. †	15,418	61,055

Credit Agricole SA (France)	1,367	14,704

Danske Bank A/S (Denmark) †	2,479	49,945

DBS Group Holdings, Ltd. (Singapore)	11,000	107,924

EFG Eurobank Ergasias (Greece) †	2,258	11,303

Financial Institutions, Inc.	339	6,468

First Bancorp	257	4,148

First Financial Bancorp	391	6,215

Flushing Financial Corp.	581	7,867

Hudson City Bancorp, Inc.	7,866	99,190

International Bancshares Corp.	411	8,117

JPMorgan Chase & Co.	8,131	321,825

Merchants Bancshares, Inc.	158	3,613

Oversea-Chinese Banking Corp., Ltd. (Singapore)	4,000	23,833

Park National Corp.	89	5,758

PNC Financial Services Group, Inc.	827	51,894

Southside Bancshares, Inc.	300	6,075

State Street Corp.	335	12,787

Suffolk Bancorp	119	3,751

U.S. Bancorp	4,164	99,769

UniCredito Italiano SpA (Italy)	28,829	60,471

Wells Fargo & Co.	6,647	190,702

Westpac Banking Corp. (Australia)	5,566	109,168

Wilshire Bancorp, Inc.	451	4,591

		2,005,240
Basic materials (0.1%)
AMCOL International Corp.	266	7,171

Ameron International Corp.	110	7,129

Avalon Rare Metals, Inc. (Canada) †	662	1,456

Canada Lithium Corp. (Canada) †	2,411	1,262

China Rare Earth Holdings, Ltd. (China) †	6,000	1,303

Extract Resources, Ltd. (Australia) †	231	1,424

Lynas Corp., Ltd. (Australia) †	5,587	2,361

Orocobre, Ltd. (Australia) †	637	1,157

Paladin Energy, Ltd. (Australia) †	911	2,950

STR Holdings, Inc. †	137	2,906

		29,119
Beverage (0.7%)
Anheuser-Busch InBev NV (Belgium)	990	47,438

Coca-Cola Co. (The)	1,897	97,506

Heineken Holding NV (Netherlands)	632	23,416

PepsiCo, Inc.	1,193	75,028

		243,388
Biotechnology (1.5%)
Affymetrix, Inc. †	152	996

AMAG Pharmaceuticals, Inc. †	265	8,438

Amgen, Inc. †	3,427	177,450

COMMON STOCKS (83.5%)* cont.	Shares	Value

Biotechnology cont.
Amylin Pharmaceuticals, Inc. †	169	$2,792

Auxilium Pharmaceuticals, Inc. †	107	3,079

Biogen Idec, Inc. †	1,692	80,252

BioInvent International AB (Sweden) †	247	1,021

BioMarin Pharmaceuticals, Inc. †	163	3,182

Celera Corp. †	179	1,266

Compugen, Ltd. (Israel) †	243	1,038

Cubist Pharmaceuticals, Inc. †	161	3,462

Dendreon Corp. †	131	5,685

Enzo Biochem, Inc. †	198	1,051

Enzon Pharmaceuticals, Inc. †	497	5,318

Exelixis, Inc. †	632	3,274

Genomic Health, Inc. †	62	930

Genzyme Corp. †	1,270	61,786

Gilead Sciences, Inc. †	2,647	95,080

Harvard Bioscience, Inc. †	307	1,121

Human Genome Sciences, Inc. †	157	3,887

Illumina, Inc. †	60	2,522

Ironwood Pharmaceuticals, Inc. †	214	2,512

Martek Biosciences Corp. †	564	10,485

Nanosphere, Inc. †	271	1,488

QIAGEN NV (Netherlands) †	106	2,234

Talecris Biotherapeutics Holdings Corp. †	409	6,781

United Therapeutics Corp. †	109	5,583

Vanda Pharmaceuticals, Inc. †	370	2,705

Viropharma, Inc. †	715	8,702

		504,120
Broadcasting (0.6%)
DISH Network Corp. Class A	4,464	93,074

EchoStar Corp. Class A †	1,025	21,556

M6-Metropole Television (France)	617	12,405

Mediaset SpA (Italy)	12,863	79,877

Sinclair Broadcast Group, Inc. Class A †	896	5,945

		212,857
Building materials (0.4%)
Asahi Glass Co., Ltd. (Japan)	11,000	115,348

Geberit International AG (Switzerland)	136	20,593

		135,941
Cable television (1.1%)
Comcast Corp. Class A	6,839	123,718

DIRECTV Class A †	3,299	124,339

HSN, Inc. †	196	5,282

IAC/InterActiveCorp. †	1,498	35,136

Liberty Global, Inc. Class A †	3,280	84,624

Mediacom Communications Corp. Class A †	2,373	12,648

		385,747
Chemicals (2.3%)
Albemarle Corp.	312	13,435

Ashland, Inc.	1,536	82,345

COMMON STOCKS (83.5%)* cont.	Shares	Value

Chemicals cont.
Celanese Corp. Ser. A	2,230	$63,934

CF Industries Holdings, Inc.	1,083	74,283

Dow Chemical Co. (The)	1,310	35,252

E.I. du Pont de Nemours & Co.	2,829	102,325

Eastman Chemical Co.	471	28,444

FMC Corp.	44	2,664

Hawkins, Inc.	260	6,994

Hitachi Chemical Co., Ltd. (Japan)	2,700	52,579

Huntsman Corp.	2,493	24,880

Innophos Holdings, Inc.	266	7,592

Koninklijke DSM NV (Netherlands)	635	25,275

Koppers Holdings, Inc.	636	17,229

Lubrizol Corp. (The)	948	83,964

Mitsui Chemicals, Inc. (Japan)	30,000	91,723

Nitto Denko Corp. (Japan)	200	7,114

OM Group, Inc. †	232	6,925

Quaker Chemical Corp.	178	4,918

Rockwood Holdings, Inc. †	94	2,438

Sigma-Aldrich Corp.	50	2,664

Sociedad Quimica y Minera de Chile SA ADR (Chile)	65	2,181

W.R. Grace & Co. †	1,036	26,553

		765,711
Coal (0.5%)
Alpha Natural Resources, Inc. †	717	27,511

China Coal Energy Co. (China)	2,000	2,716

China Shenhua Energy Co., Ltd. (China)	1,000	3,988

CONSOL Energy, Inc.	1,056	38,523

Massey Energy Co.	28	927

Peabody Energy Corp.	1,062	41,376

South Australian Coal Corp. (Australia) (acquired 1/23/09,
cost $3) F ‡ †	116	10

Walter Industries, Inc.	792	62,829

Yanzhou Coal Mining Co., Ltd. (China)	2,000	4,679

		182,559
Commercial and consumer services (0.8%)
Alliance Data Systems Corp. †	102	7,207

Bunzl PLC (United Kingdom)	1,653	17,099

Compass Group PLC (United Kingdom)	1,548	11,966

Deluxe Corp.	441	9,468

Emergency Medical Services Corp. Class A †	115	6,161

EZCORP, Inc. Class A †	1,122	20,544

HMS Holdings Corp. †	260	14,108

Landauer, Inc.	56	3,412

Lender Processing Services, Inc.	1,027	34,856

PHH Corp. †	276	6,086

Plexus Corp. †	137	4,665

Randstad Holding NV (Netherlands) †	143	5,966

Sotheby’s Holdings, Inc. Class A	141	4,583

Stantec, Inc. (Canada) †	332	8,206

COMMON STOCKS (83.5%)* cont.	Shares	Value

Commercial and consumer services cont.
Swire Pacific, Ltd. (Hong Kong)	6,000	$64,664

URS Corp. †	639	28,487

Visa, Inc. Class A	429	31,085

Wheelock and Co., Ltd. (Hong Kong)	2,000	5,247

		283,810
Communications equipment (1.3%)
ARRIS Group, Inc. †	604	6,626

Cisco Systems, Inc. †	10,509	243,388

F5 Networks, Inc. †	913	64,211

Harris Corp.	1,364	63,985

Netgear, Inc. †	260	5,905

Qualcomm, Inc.	1,534	54,549

		438,664
Computers (4.8%)
Acme Packet, Inc. †	316	9,262

Anixter International, Inc. †	265	12,588

ANSYS, Inc. †	119	5,204

Apple, Inc. †	1,299	334,051

Black Box Corp.	249	7,343

Checkpoint Systems, Inc. †	558	11,110

Dell, Inc. †	1,813	24,167

EMC Corp. †	1,744	32,473

Emdeon, Inc. Class A †	604	8,166

Emulex Corp. †	910	9,537

F-Secure OYJ (Finland)	710	1,769

Fortinet, Inc. †	595	9,710

Fujitsu, Ltd. (Japan)	16,000	102,437

Global Defense Technology & Systems, Inc. †	432	6,208

Hewlett-Packard Co.	4,814	221,492

Hitachi, Ltd. (Japan) †	26,000	107,938

IBM Corp.	3,030	379,538

Ixia †	980	9,800

Juniper Networks, Inc. †	1,041	27,711

Lexmark International, Inc. Class A †	264	9,913

Magma Design Automation, Inc. †	1,268	3,918

NCI, Inc. †	157	3,445

NetApp, Inc. †	1,090	41,071

Netezza Corp. †	442	5,759

NetSuite, Inc. †	596	8,392

Network Engines, Inc †	1,232	3,610

Polycom, Inc. †	567	17,027

Quantum Corp. †	3,214	7,553

Quest Software, Inc. †	1,367	26,458

Seagate Technology †	5,590	85,862

Sigma Designs, Inc. †	270	2,813

Silicon Graphics International Corp. †	1,321	10,779

SMART Modular Technologies WWH, Inc. †	932	5,722

COMMON STOCKS (83.5%)* cont.	Shares	Value

Computers cont.
Super Micro Computer, Inc. †	432	$5,940

Synchronoss Technologies, Inc. †	417	8,523

Teradata Corp. †	1,545	49,347

Xyratex, Ltd. (Bermuda) †	511	8,294

		1,624,930
Conglomerates (1.8%)
3M Co.	1,451	115,079

Danaher Corp.	154	12,225

General Electric Co.	16,954	277,198

Marubeni Corp. (Japan)	5,000	27,931

Mitsui & Co., Ltd. (Japan)	7,500	107,709

Silex Systems, Ltd. (Australia) †	399	1,833

SPX Corp.	882	52,126

		594,101
Construction (0.2%)
Acciona SA (Spain)	121	9,581

Armstrong World Industries, Inc. †	653	24,481

Broadwind Energy, Inc. †	866	1,914

Fletcher Building, Ltd. (New Zealand)	2,882	15,815

Impregilo SpA (Italy) †	2,946	6,998

Insituform Technologies, Inc. †	341	6,977

Layne Christensen Co. †	429	10,729

		76,495
Consumer (0.1%)
Helen of Troy, Ltd. (Bermuda) †	298	7,676

Sony Corp. (Japan)	1,300	40,438

		48,114
Consumer finance (0.6%)
American Express Co.	2,352	93,774

Capital One Financial Corp.	513	21,187

Cardtronics, Inc. †	292	3,781

Dollar Financial Corp. †	206	4,161

Nelnet, Inc. Class A	694	13,741

Ocwen Financial Corp. †	924	11,236

SLM Corp. †	2,663	29,586

World Acceptance Corp. †	303	10,826

		188,292
Consumer goods (1.8%)
Central Garden & Pet Co. Class A †	504	4,768

Clorox Co.	272	17,087

Colgate-Palmolive Co.	998	77,934

Energizer Holdings, Inc. †	138	7,754

Estee Lauder Cos., Inc. (The) Class A	1,699	99,001

Inter Parfums, Inc.	283	4,423

Kimberly-Clark Corp.	2,251	136,636

Libbey, Inc. †	578	8,109

National Presto Industries, Inc.	45	4,376

Prestige Brands Holdings, Inc. †	1,257	9,704

Procter & Gamble Co. (The)	3,643	222,551

COMMON STOCKS (83.5%)* cont.	Shares	Value

Consumer goods cont.
Reckitt Benckiser Group PLC (United Kingdom)	124	$5,813

Unilever NV (Netherlands)	978	26,731

		624,887
Consumer services (0.1%)
Avis Budget Group, Inc. †	1,704	20,192

SRA International, Inc. Class A †	348	7,506

WebMD Health Corp. Class A †	443	20,170

		47,868
Containers (0.1%)
Crown Holdings, Inc. †	1,631	38,345

Graham Packaging Co., Inc. †	577	7,230

		45,575
Distribution (0.3%)
Beacon Roofing Supply, Inc. †	696	14,616

Core-Mark Holding Co., Inc. †	154	4,170

Wolseley PLC (United Kingdom) †	3,748	89,107

		107,893
Electric utilities (2.7%)
Allegheny Energy, Inc.	1,530	31,304

BKW FMB Energie AG (Switzerland)	71	4,428

Chubu Electric Power, Inc. (Japan)	1,400	32,421

Constellation Energy Group, Inc.	1,938	68,566

DTE Energy Co.	1,282	58,344

EDF (France)	252	11,136

Edison International	962	31,130

Enel SpA (Italy)	5,362	24,603

Energias de Portugal (EDP) SA (Portugal)	26,254	81,155

Entergy Corp.	113	8,483

Exelon Corp.	1,873	72,298

FirstEnergy Corp.	1,542	54,294

FPL Group, Inc.	344	17,176

Hokkaido Electric Power Co., Inc. (Japan)	300	6,053

Hokuriku Electric Power Co. (Japan)	300	6,068

Huaneng Power International, Inc. (China)	2,000	1,119

Integrys Energy Group, Inc.	1,093	49,425

Kansai Electric Power, Inc. (Japan)	400	9,147

Kyushu Electric Power Co., Inc. (Japan)	300	6,114

National Grid PLC (United Kingdom)	12,225	92,480

National Grid PLC NPR (United Kingdom) †	4,890	9,714

Pinnacle West Capital Corp.	1,152	40,447

PPL Corp.	2,148	55,440

Public Power Corp. SA (Greece) †	2,188	34,033

Public Service Enterprise Group, Inc.	453	13,875

Red Electrica Corp. SA (Spain)	1,253	49,483

Shikoku Electric Power Co., Inc. (Japan)	200	5,253

Terna SPA (Italy)	10,395	38,923

TransAlta Corp. (Canada)	107	2,080

		914,992

COMMON STOCKS (83.5%)* cont.	Shares	Value

Electrical equipment (0.9%)
Capstone Turbine Corp. †	5,225	$6,009

China High Speed Transmission Equipment Group Co., Ltd. (China)	4,000	9,149

Conergy AG (Germany) †	1,745	1,604

Emerson Electric Co.	1,995	92,648

Fushi Copperweld, Inc. (China) †	555	5,517

GrafTech International, Ltd. †	341	5,664

Harbin Electric, Inc. (China) †	194	3,849

Legrand SA (France)	696	20,467

Mitsubishi Electric Corp. (Japan) †	15,000	122,047

Powell Industries, Inc. †	232	6,820

SMA Solar Technology AG (Germany)	28	2,834

Solaria Energia y Medio Ambiente SA (Spain) †	393	784

Solon AG Fuer Solartechnik (Germany) †	96	470

Sunpower Corp. Class A †	196	2,593

Vestas Wind Systems A/S (Denmark) †	244	11,645

WESCO International, Inc. †	260	9,724

Yingli Green Energy Holding Co., Ltd. ADR (China) †	202	1,850

		303,674
Electronics (2.9%)
A123 Systems, Inc. †	229	2,084

Advanced Battery Technologies, Inc. †	914	2,998

Agilent Technologies, Inc. †	723	23,396

Arrow Electronics, Inc. †	1,140	31,099

Avnet, Inc. †	1,542	44,286

Badger Meter, Inc.	189	7,479

BYD Co., Ltd. (China) †	1,500	12,143

Cavium Networks, Inc. †	472	12,546

China BAK Battery, Inc. (China) † S	1,300	2,509

Ener1, Inc. †	798	2,777

Energy Conversion Devices, Inc. †	281	1,561

EnerSys †	582	13,095

Fairchild Semiconductor Intl.,, Inc. †	1,149	11,490

FEI Co. †	2,569	53,178

Greatbatch, Inc. †	193	4,068

GS Yuasa Corp. (Japan)	1,000	6,716

Integrated Device Technology, Inc. †	3,446	20,125

Integrated Silicon Solutions, Inc. †	914	8,610

Intel Corp.	11,319	242,453

Jabil Circuit, Inc.	3,255	44,561

Johnson Matthey PLC (United Kingdom)	1,822	40,276

LDK Solar Co., Ltd. ADR (China) †	489	2,968

Marvell Technology Group, Ltd. †	2,161	41,016

MEMC Electronic Materials, Inc. †	342	3,882

Motech Industries, Inc. (Taiwan)	1,000	2,874

Multi-Fineline Electronix, Inc. †	138	3,647

National Semiconductor Corp.	5,622	78,989

NVE Corp. †	110	5,114

COMMON STOCKS (83.5%)* cont.	Shares	Value

Electronics cont.
PMC — Sierra, Inc. †	712	$5,767

PV Crystalox Solar PLC (United Kingdom)	1,227	896

QLogic Corp. †	381	6,904

Renesola, Ltd. ADR (China) †	300	1,851

Renewable Energy Corp. AS (Norway) †	976	2,376

Roth & Rau AG (Germany) †	67	1,727

Saft Groupe SA (France)	130	4,004

Sanmina-SCI Corp. †	471	7,183

Silicon Laboratories, Inc. †	200	9,086

Simplo Technology Co., Ltd. (Taiwan)	1,000	5,523

STMicroelectronics NV (France)	9,998	78,000

Texas Instruments, Inc.	709	17,314

TTM Technologies, Inc. †	1,141	13,201

Ultralife Batteries, Inc. †	406	1,868

Valence Technology, Inc. †	1,616	1,519

Vishay Intertechnology, Inc. †	3,805	34,435

Volterra Semiconductor Corp. †	181	4,244

Watts Water Technologies, Inc. Class A	319	10,336

Xilinx, Inc.	1,720	42,054

		974,228
Energy (oil field) (1.3%)
Cameron International Corp. †	1,360	49,232

Compagnie Generale de Geophysique-Veritas SA (France) †	2,738	62,318

Complete Production Services, Inc. †	383	4,983

Halliburton Co.	2,208	54,825

Noble Corp. (Switzerland)	1,356	39,419

Rowan Cos., Inc. †	1,786	44,221

Saipem SpA (Italy)	1,919	59,618

Schlumberger, Ltd.	1,689	94,837

T-3 Energy Services, Inc. †	297	7,921

TETRA Technologies, Inc. †	398	4,004

Tidewater, Inc.	203	8,487

		429,865
Energy (other) (0.2%)
Areva SA (France)	10	4,328

Ballard Power Systems, Inc. (Canada) †	2,071	4,018

Canadian Solar, Inc. (Canada) †	200	2,590

China Sunergy Co., Ltd. ADR (China) †	400	1,532

Covanta Holding Corp. †	662	10,215

E-Ton Solar Tech Co., Ltd. (Taiwan)	1,000	1,250

EDP Renovaveis SA (Spain) †	879	5,036

Evergreen Energy, Inc. †	8,756	1,672

Evergreen Solar, Inc. †	893	848

Fersa Energias Renovables SA (Spain)	1,477	2,044

FuelCell Energy, Inc. †	1,679	3,610

Gamesa Corp Tecnologica SA (Spain)	735	7,090

Green Plains Renewable Energy, Inc. †	257	2,855

GT Solar International, Inc. †	295	1,611

COMMON STOCKS (83.5%)* cont.	Shares	Value

Energy (other) cont.
Gushan Environmental Energy, Ltd. ADR (China)	3,283	$2,758

Headwaters, Inc. †	631	2,492

Iberdrola Renovables SA (Spain)	2,273	6,995

JA Solar Holdings Co., Ltd. ADR (China) †	486	2,367

Magma Energy Corp. (Canada) †	780	973

Nordex AG (Germany) †	506	4,504

PNE Wind AG (Germany) †	547	1,407

PNE Wind AG (Rights) (Germany) F †	547	2

PNE Wind AG (Rights) (Germany) F †	547	1

Q-Cells AG (Germany) †	210	1,262

Ram Power Corp. (Canada) †	391	953

Solar Millennium AG (Germany) †	82	1,617

Solarfun Power Holdings Co., Ltd. ADR (China) †	394	2,939

Theolia SA (France) †	523	1,563

Trina Solar, Ltd. ADR (China) †	236	4,130

		82,662
Engineering and construction (0.2%)
Abengoa SA (Spain)	356	6,415

Aecom Technology Corp. †	483	12,259

EMCOR Group, Inc. †	630	15,731

Shaw Group, Inc. †	954	32,541

Stanley, Inc. †	172	6,354

		73,300
Environmental (0.2%)
Bio-Treat Technology, Ltd. (China) †	30,000	1,712

Energy Recovery, Inc. †	694	2,485

Epure International, Ltd. (China) †	1,000	557

Fuel Tech, Inc. †	650	3,985

Hyflux, Ltd. (Singapore)	2,279	4,593

Kurita Water Industries, Ltd. (Japan)	200	5,182

Met-Pro Corp.	171	1,614

Nalco Holding Co.	1,444	32,721

Tetra Tech, Inc. †	620	14,052

		66,901
Financial (0.6%)
AerCap Holdings NV (Netherlands) †	2,487	29,819

Federal Agriculture Mortgage Corp. Class C	354	5,653

Intercontinental Exchange, Inc. †	363	42,155

Kinnevik Investment AB Class B (Sweden)	5,000	78,148

MGIC Investment Corp. †	465	4,352

NYSE Euronext	1,140	32,684

		192,811
Food (1.9%)
Associated British Foods PLC (United Kingdom)	4,545	62,826

Cermaq ASA (Norway) †	770	6,985

ConAgra Foods, Inc.	3,341	80,785

Cosan, Ltd. Class A (Brazil) †	995	8,587

Dean Foods Co. †	2,629	27,999

Del Monte Foods Co.	3,036	44,265

COMMON STOCKS (83.5%)* cont.	Shares	Value

Food cont.
Delhaize Group SA (Belgium)	332	$26,600

H.J. Heinz Co.	2,228	98,433

Kellogg Co.	635	33,928

Kerry Group PLC Class A (Ireland)	760	20,779

Leroy Seafood Group ASA (Norway)	200	4,249

Marine Harvest (Norway) †	21,004	16,852

Nestle SA (Switzerland)	148	6,692

Nisshin Seifun Group, Inc. (Japan)	2,000	22,075

Nutreco Holding NV (Netherlands)	51	2,759

Sara Lee Corp.	4,717	66,840

SunOpta, Inc. (Canada) †	1,705	8,048

Toyo Suisan Kaisha, Ltd. (Japan)	3,000	65,482

Yamazaki Baking Co., Inc. (Japan)	2,000	24,478

		628,662
Forest products and packaging (0.6%)
Boise, Inc. †	809	4,967

Clearwater Paper Corp. †	134	8,205

International Paper Co.	2,246	52,175

KapStone Paper and Packaging Corp. †	737	8,144

Louisiana-Pacific Corp. †	556	4,726

MeadWestvaco Corp.	1,938	46,318

Plum Creek Timber Company, Inc. R	544	19,051

Rayonier, Inc. R	727	32,628

Rock-Tenn Co. Class A	207	10,652

Sealed Air Corp.	1,326	27,634

		214,500
Gaming and lottery (0.1%)
Greek Organization of Football Prognostics (OPAP) SA (Greece)	1,633	24,749

Isle of Capri Casinos, Inc. †	574	5,717

		30,466
Health-care services (3.2%)
Aetna, Inc.	3,006	87,655

Alfresa Holdings Corp. (Japan)	600	27,889

Allscripts-Misys Healthcare Solutions, Inc. †	545	10,251

Amedisys, Inc. †	149	7,408

AmerisourceBergen Corp.	2,085	65,219

AmSurg Corp. †	179	3,544

Assisted Living Concepts, Inc. Class A †	371	12,299

athenahealth, Inc. †	273	6,759

Bio-Rad Laboratories, Inc. Class A †	19	1,778

Brookdale Senior Living, Inc. †	1,179	20,739

Cardinal Health, Inc.	2,197	75,775

Cerner Corp. †	165	13,812

Charles River Laboratories International, Inc. †	182	6,104

Computer Programs & Systems, Inc.	162	6,968

Continucare Corp. †	1,032	3,994

Eclipsys Corp. †	547	10,478

Emeritus Corp. †	729	14,791

COMMON STOCKS (83.5%)* cont.	Shares	Value

Health-care services cont.
Ensign Group, Inc. (The)	128	$2,333

Gentiva Health Services, Inc. †	335	9,256

Health Management Associates, Inc. Class A †	6,563	61,036

Healthsouth Corp. †	268	5,322

HealthSpring, Inc. †	365	6,340

Humana, Inc. †	1,794	82,614

Kindred Healthcare, Inc. †	804	12,470

Laboratory Corp. of America Holdings †	562	42,493

LHC Group, Inc. †	112	3,450

Lincare Holdings, Inc. †	1,737	81,326

Magellan Health Services, Inc. †	166	6,755

McKesson Corp.	2,206	154,420

Medco Health Solutions, Inc. †	1,618	93,278

Providence Service Corp. (The) †	137	2,245

Quality Systems, Inc.	167	9,860

Sciclone Pharmaceuticals, Inc. †	942	3,269

Skilled Healthcare Group, Inc. Class A †	242	1,992

Sun Healthcare Group, Inc. †	1,161	10,577

Suzuken Co., Ltd. (Japan)	700	24,561

UnitedHealth Group, Inc.	2,049	59,564

WellPoint, Inc. †	816	41,861

		1,090,485
Homebuilding (0.2%)
D.R. Horton, Inc.	3,528	43,006

KB Home	1,889	27,353

Standard Pacific Corp. †	1,884	9,514

		79,873
Household furniture and appliances (0.3%)
Electrolux AB Class B (Sweden)	1,493	33,160

Tempur-Pedic International, Inc. †	150	4,980

Whirlpool Corp.	544	56,815

		94,955
Insurance (2.4%)
Aflac, Inc.	1,437	63,659

Allianz SE (Germany)	46	4,601

Allied World Assurance Company Holdings, Ltd. (Bermuda)	708	31,796

American Equity Investment Life Holding Co.	1,240	11,668

American Safety Insurance Holdings, Ltd. †	423	6,755

Aspen Insurance Holdings, Ltd. (Bermuda)	1,245	31,449

Assicurazioni Generali SpA (Italy)	4,321	78,527

Assured Guaranty, Ltd. (Bermuda)	254	4,267

CNA Surety Corp. †	316	5,189

CNO Financial Group, Inc. †	895	5,021

Everest Re Group, Ltd.	487	35,395

First Mercury Financial Corp.	271	3,322

Flagstone Reinsurance Holdings SA (Bermuda)	636	7,518

Fortis (Belgium) †	5,979	15,312

Insurance Australia Group, Ltd. (Australia)	5,756	17,698

COMMON STOCKS (83.5%)* cont.	Shares	Value

Insurance cont.
Loews Corp.	1,158	$37,647

Maiden Holdings, Ltd. (Bermuda)	870	6,038

MetLife, Inc.	2,803	113,493

Old Mutual PLC (South Africa) †	9,651	15,864

Pico Holdings, Inc. †	300	9,987

Platinum Underwriters Holdings, Ltd. (Bermuda)	154	5,669

Principal Financial Group	1,722	46,821

Protective Life Corp.	264	5,681

Prudential Financial, Inc.	723	41,724

QBE Insurance Group, Ltd. (Australia)	302	4,978

Swiss Life Holding AG (Switzerland) †	429	45,637

Transatlantic Holdings, Inc.	422	19,847

Travelers Cos., Inc. (The)	2,633	130,255

Universal Insurance Holdings, Inc.	785	3,713

		809,531
Investment banking/Brokerage (1.3%)
3i Group PLC (United Kingdom)	3,903	16,051

Affiliated Managers Group †	302	21,638

Ameriprise Financial, Inc.	505	20,094

BlackRock, Inc.	295	49,525

Credit Suisse Group (Switzerland)	1,538	59,713

E*Trade Financial Corp. †	2,606	3,857

Evercore Partners, Inc. Class A	325	10,595

Franklin Resources, Inc.	311	30,506

Goldman Sachs Group, Inc. (The)	859	123,919

Investment Technology Group, Inc. †	1,043	17,585

Morgan Stanley	815	22,095

Oppenheimer Holdings, Inc. Class A	388	10,837

Resolution, Ltd. (Guernsey)	14,919	13,408

SWS Group, Inc.	318	3,193

Uranium Participation Corp. (Canada) †	322	1,738

Waddell & Reed Financial, Inc. Class A	939	25,175

		429,929
Leisure (—%)
Multimedia Games, Inc. †	588	2,711

		2,711
Machinery (0.8%)
Alamo Group, Inc.	182	4,233

Altra Holdings, Inc. †	531	6,627

Applied Industrial Technologies, Inc.	248	6,840

Bucyrus International, Inc. Class A	27	1,446

Caterpillar, Inc.	1,004	61,003

CLARCOR, Inc.	141	5,113

Deere (John) & Co.	363	20,938

Doosan Heavy Industries and Construction Co., Ltd.
(South Korea)	220	12,466

DXP Enterprises, Inc. †	249	3,887

Ebara Corp. (Japan) †	3,000	13,041

COMMON STOCKS (83.5%)* cont.	Shares	Value

Machinery cont.
Franklin Electric Co., Inc.	152	$4,432

Fuji Electric Holdings Co., Ltd. (Japan) †	13,000	35,437

Gardner Denver, Inc.	80	3,643

GLV, Inc. Class A (Canada) †	426	3,634

Gorman-Rupp Co. (The)	201	5,698

Joy Global, Inc.	767	39,117

Lindsay Corp.	134	4,579

NACCO Industries, Inc. Class A	47	3,974

Raser Technologies, Inc. †	3,154	1,861

Spirax-Sarco Engineering PLC (United Kingdom)	507	10,459

Tanfield Group PLC (United Kingdom) †	1,737	727

Timken Co.	1,147	33,022

		282,177
Manufacturing (0.8%)
AZZ, Inc.	108	3,987

Dover Corp.	1,106	49,648

EnPro Industries, Inc. †	143	4,516

Exide Technologies †	881	3,753

Federal Signal Corp.	405	2,758

General Cable Corp. †	1,566	48,797

ITT Corp.	597	28,823

John Bean Technologies Corp.	316	5,432

Leggett & Platt, Inc.	823	19,159

LSB Industries, Inc. †	574	9,385

Mueller Water Products, Inc. Class A	1,217	5,270

Pentair, Inc.	373	12,816

Roper Industries, Inc.	212	12,300

Smith (A.O.) Corp.	256	11,935

Standex International Corp.	141	3,667

Thomas & Betts Corp. †	1,002	38,417

Trimas Corp. †	728	7,346

Valmont Industries, Inc.	129	10,219

		278,228
Media (0.5%)
News Corp., Ltd. (The) Class A	3,257	42,992

Time Warner, Inc.	3,588	111,192

		154,184
Medical technology (0.9%)
AGA Medical Holdings, Inc. †	152	2,137

Alliance Imaging, Inc. †	1,327	7,378

Baxter International, Inc.	566	23,902

Beckman Coulter, Inc.	17	976

Bruker BioSciences Corp. †	587	7,475

C.R. Bard, Inc.	436	35,303

Cepheid, Inc. †	76	1,359

Coloplast A/S Class B (Denmark)	224	22,947

Gen-Probe, Inc. †	41	1,802

Helicos BioSciences Corp. †	1,387	583

COMMON STOCKS (83.5%)* cont.	Shares	Value

Medical technology cont.
Hospira, Inc. †	1,088	$56,641

Kensey Nash Corp. †	218	5,036

Kinetic Concepts, Inc. †	310	12,834

Life Technologies Corp. †	1,224	61,273

Medical Action Industries, Inc. †	488	5,553

Medtronic, Inc.	544	21,314

Mettler-Toledo International, Inc. †	20	2,291

OraSure Technologies, Inc. †	1,025	4,633

Pall Corp.	205	6,980

PerkinElmer, Inc.	83	1,883

Sirona Dental Systems, Inc. †	97	3,432

Steris Corp.	221	7,034

Techne Corp.	29	1,756

Thermo Fisher Scientific, Inc. †	38	1,978

Waters Corp. †	26	1,779

West Pharmaceutical Services, Inc.	86	3,384

Young Innovations, Inc.	250	6,068

		307,731
Metal fabricators (—%)
Haynes International, Inc.	101	3,207

		3,207
Metals (1.7%)
Arafura Resources, Ltd. (Australia) †	2,644	985

ArcelorMittal (Luxembourg)	3,406	102,798

BHP Billiton, Ltd. (Australia)	2,334	75,721

Cameco Corp. (Canada)	139	3,397

Century Aluminum Co. †	234	2,459

Coeur d’Alene Mines Corp. †	225	3,398

Denison Mines Corp. (Canada) †	939	1,278

Elementos, Ltd. (Australia) †	157	26

Energy Resources of Australia, Ltd. (Australia)	151	1,818

Freeport-McMoRan Copper & Gold, Inc. Class B	1,370	95,969

Hecla Mining Co. †	626	3,368

Horsehead Holding Corp. †	914	9,533

JFE Holdings, Inc. (Japan)	500	16,473

Lithium Corp. †	967	706

Mitsui Mining & Smelting Co., Ltd. (Japan) †	12,000	34,502

Northwest Pipe Co. †	146	2,999

OneSteel, Ltd. (Australia)	11,447	30,849

Quest Uranium Corp. (Canada) †	491	1,197

Rare Element Resources, Ltd. (Canada) †	343	885

Reliance Steel & Aluminum Co.	495	22,725

Rio Tinto PLC (United Kingdom)	1,861	85,843

Tantalus Rare Earths AG (Germany) †	12	963

Thompson Creek Metals Co., Inc. (Canada) †	1,146	11,288

UEX Corp. (Canada) †	1,320	1,081

Umicore NV/SA (Belgium)	378	11,402

COMMON STOCKS (83.5%)* cont.	Shares	Value

Metals cont.
Uranium One, Inc. (Canada) †	700	$1,446

USEC, Inc. †	382	2,017

voestalpine AG (Austria)	1,640	45,926

Western Lithium Canada Corp. (Canada) †	876	1,001

		572,053
Natural gas utilities (0.4%)
Energen Corp.	727	32,184

Gaz de France SA (France)	476	14,835

NiSource, Inc.	2,125	31,790

Toho Gas Co., Ltd. (Japan)	4,000	19,803

UGI Corp.	998	26,088

		124,700
Office equipment and supplies (0.2%)
ACCO Brands Corp. †	666	4,702

Canon, Inc. (Japan)	1,500	61,463

		66,165
Oil and gas (6.1%)
Apache Corp.	767	68,677

BP PLC (United Kingdom)	6,114	43,738

Canadian Oil Sands Trust (Unit) (Canada)	200	5,364

Chevron Corp.	3,943	291,269

Connacher Oil and Gas, Ltd. (Canada) †	1,500	2,128

ConocoPhillips	2,628	136,288

Contango Oil & Gas Co. †	109	5,481

ENI SpA (Italy)	6,199	116,608

Ensco International PLC ADR (United Kingdom)	1,451	54,267

Exxon Mobil Corp.	7,784	470,621

Hess Corp.	1,813	96,452

Inpex Holdings, Inc. (Japan)	1	6,246

Marathon Oil Corp.	2,089	64,947

Nabors Industries, Ltd. †	2,194	41,752

Occidental Petroleum Corp.	2,085	172,033

Oil States International, Inc. †	828	32,325

Oilsands Quest, Inc. (Canada) †	1,286	925

OPTI Canada, Inc. (Canada) †	519	924

Patterson-UTI Energy, Inc.	2,896	40,631

Petroleo Brasileiro SA ADR (Brazil)	823	29,315

Petroleum Development Corp. †	511	10,527

Petroquest Energy, Inc. †	583	3,661

Repsol YPF SA (Spain)	910	18,709

Rosetta Resources, Inc. †	410	8,991

Royal Dutch Shell PLC Class B (United Kingdom)	2,337	59,033

Sasol, Ltd. ADR (South Africa)	202	7,272

StatoilHydro ASA (Norway)	5,742	114,963

Stone Energy Corp. †	672	9,005

Suncor Energy, Inc. (Canada)	268	8,163

Swift Energy Co. †	231	6,387

Tesoro Corp.	3,523	41,219

COMMON STOCKS (83.5%)* cont.	Shares	Value

Oil and gas cont.
Unit Corp. †	149	$6,093

UTS Energy Corp. (Canada) †	953	2,096

Vaalco Energy, Inc.	780	4,165

W&T Offshore, Inc.	642	6,253

Williams Cos., Inc. (The)	3,175	62,706

		2,049,234
Pharmaceuticals (4.7%)
Abbott Laboratories	2,902	138,019

Actelion NV (Switzerland) †	361	13,070

Allergan, Inc.	1,496	90,044

AstraZeneca PLC (United Kingdom)	3,373	141,373

Biovail Corp. (Canada)	295	4,428

Bristol-Myers Squibb Co.	5,311	123,268

Cephalon, Inc. †	672	39,554

Eli Lilly & Co.	1,252	41,053

Endo Pharmaceuticals Holdings, Inc. †	483	10,114

Forest Laboratories, Inc. †	595	15,399

GlaxoSmithKline PLC (United Kingdom)	6,754	112,980

Hi-Tech Pharmacal Co., Inc. †	210	4,826

Jazz Pharmaceuticals, Inc. †	1,043	8,459

Johnson & Johnson	3,530	205,799

King Pharmaceuticals, Inc. †	2,890	25,056

Medicis Pharmaceutical Corp. Class A	466	10,807

Merck & Co., Inc. †	1,829	61,619

Novartis AG (Switzerland)	1,392	63,119

Obagi Medical Products, Inc. †	447	5,681

Par Pharmaceutical Cos., Inc. †	669	18,571

Perrigo Co.	826	49,073

Pfizer, Inc.	16,546	251,996

Questcor Pharmaceuticals, Inc. †	528	5,000

Roche Holding AG (Switzerland)	182	24,993

Salix Pharmaceuticals, Ltd. †	125	4,491

Sanofi-Aventis (France)	1,374	82,475

Somaxon Pharmaceuticals, Inc. †	675	3,935

Valeant Pharmaceuticals International †	836	38,857

		1,594,059
Power producers (0.3%)
AES Corp. (The) †	4,664	47,899

International Power PLC (United Kingdom)	4,211	17,659

Ormat Technologies, Inc.	70	1,994

SembCorp Industries, Ltd. (Singapore)	12,000	34,240

		101,792
Publishing (0.2%)
R. R. Donnelley & Sons Co.	2,420	46,367

Scholastic Corp.	544	14,226

		60,593
Railroads (0.4%)
Central Japan Railway Co. (Japan)	9	71,289

Union Pacific Corp.	751	53,644

		124,933

COMMON STOCKS (83.5%)* cont.	Shares	Value

Real estate (1.4%)
Agree Realty Corp. R	255	$6,072

American Campus Communities, Inc. R	872	23,343

American Capital Agency Corp. R	202	5,305

Anworth Mortgage Asset Corp. R	696	4,719

Apartment Investment & Management Co. Class A R	1,212	25,004

Ashford Hospitality Trust, Inc. † R	1,628	12,943

CapLease, Inc. R	739	3,776

CB Richard Ellis Group, Inc. Class A †	3,382	53,537

CBL & Associates Properties, Inc. R	681	9,731

CFS Retail Property Trust (Australia) R	23,486	38,310

Cheung Kong Holdings, Ltd. (Hong Kong)	1,000	11,340

Chimera Investment Corp. R	5,358	21,111

Digital Realty Trust, Inc. R	544	30,959

First Industrial Realty Trust † R	466	3,118

Glimcher Realty Trust R	1,310	9,118

Hang Lung Group, Ltd. (Hong Kong)	2,000	9,437

HRPT Properties Trust R	6,943	46,588

Jones Lang LaSalle, Inc.	631	47,085

Lexington Realty Trust R	968	6,011

LTC Properties, Inc. R	371	9,531

National Health Investors, Inc. R	400	16,472

Omega Healthcare Investors, Inc. R	273	5,422

PS Business Parks, Inc. R	181	9,758

Public Storage R	635	58,858

Saul Centers, Inc. R	131	5,024

Universal Health Realty Income Trust R	87	2,834

UOL Group, Ltd. (Singapore)	3,000	8,261

Urstadt Biddle Properties, Inc. Class A R	277	4,637

		488,304
Regional Bells (1.2%)
AT&T, Inc.	9,926	241,202

Cincinnati Bell, Inc. †	1,807	5,746

Qwest Communications International, Inc.	14,238	74,607

Verizon Communications, Inc.	3,107	85,505

		407,060
Restaurants (0.9%)
AFC Enterprises †	1,302	13,619

Brinker International, Inc.	2,368	42,103

CEC Entertainment, Inc. †	162	6,551

Domino’s Pizza, Inc. †	1,332	17,316

McDonald’s Corp.	2,085	139,424

Papa John’s International, Inc. †	188	4,668

Ruth’s Hospitality Group, Inc. †	743	3,596

Starbucks Corp.	2,825	73,139

		300,416
Retail (5.7%)
Aeropostale, Inc. †	538	14,908

Amazon.com, Inc. †	112	14,052

COMMON STOCKS (83.5%)* cont..	Shares	Value

Retail cont.
Best Buy Co., Inc.	537	$22,688

Big Lots, Inc. †	1,303	46,035

Buckle, Inc. (The)	106	3,768

Cash America International, Inc.	125	4,619

Childrens Place Retail Stores, Inc. (The) †	87	4,100

Coach, Inc.	941	38,685

Deckers Outdoor Corp. †	75	10,854

Dillards, Inc. Class A	289	8,291

Dollar Tree, Inc. †	727	45,503

Dress Barn, Inc. †	547	14,982

DSW, Inc. Class A †	326	9,415

Gap, Inc. (The)	4,534	98,841

Guess ?, Inc.	609	23,136

Herbalife, Ltd. (Cayman Islands)	1,366	61,675

Home Depot, Inc. (The)	2,407	81,501

JC Penney Co., Inc. (Holding Co.)	2,511	69,027

Jos. A. Bank Clothiers, Inc. †	150	9,102

Kenneth Cole Productions, Inc. Class A †	237	2,789

Koninklijke Ahold NV (Netherlands)	5,351	67,478

Limited Brands, Inc.	3,175	78,931

Lowe’s Cos., Inc.	1,905	47,149

Macy’s, Inc.	3,112	69,118

NBTY, Inc. †	695	23,797

Next PLC (United Kingdom)	3,865	115,929

OfficeMax, Inc. †	1,028	18,329

PETsMART, Inc.	1,572	49,927

RadioShack Corp.	173	3,536

Ross Stores, Inc.	1,468	76,923

Safeway, Inc.	2,481	54,929

Sonic Automotive, Inc. †	531	5,252

Stage Stores, Inc.	408	5,781

Steven Madden, Ltd. †	366	12,345

Supervalu, Inc.	2,767	37,271

Target Corp.	1,383	75,415

TJX Cos., Inc. (The)	721	32,777

Toro Co. (The)	760	40,652

Tractor Supply Co.	64	4,337

USANA Health Sciences, Inc. †	96	3,595

Wal-Mart Stores, Inc.	5,351	270,547

Walgreen Co.	3,693	118,324

Wesfarmers, Ltd. (Australia)	4,550	110,611

Wolverine World Wide, Inc.	158	4,535

World Fuel Services Corp.	166	4,321

		1,915,780

COMMON STOCKS (83.5%)* cont..	Shares	Value

Schools (0.1%)
Bridgepoint Education, Inc. †	95	$2,049

Career Education Corp. †	198	5,544

Corinthian Colleges, Inc. †	736	9,855

Lincoln Educational Services Corp. †	651	15,513

		32,961
Semiconductor (0.2%)
Cirrus Logic, Inc. †	653	9,282

Entegris, Inc. †	1,028	5,551

Ultratech, Inc. †	361	5,032

Veeco Instruments, Inc. †	1,280	48,858

		68,723
Shipping (0.5%)
CAI International, Inc. †	717	10,167

Con-way, Inc.	948	32,251

FedEx Corp.	494	41,244

SembCorp Marine, Ltd. (Singapore)	10,000	28,526

United Parcel Service, Inc. Class B	514	32,259

Wabtec Corp.	288	12,485

		156,932
Software (3.8%)
Adobe Systems, Inc. †	604	19,376

Akamai Technologies, Inc. †	1,144	45,440

ArcSight, Inc. †	488	10,570

BMC Software, Inc. †	1,834	67,876

Citrix Systems, Inc. †	859	37,461

Concur Technologies, Inc. †	578	24,449

Intuit, Inc. †	1,187	42,423

JDA Software Group, Inc. †	70	1,870

Mantech International Corp. Class A †	260	12,020

McAfee, Inc. †	2,041	64,904

Microsoft Corp.	17,759	458,182

MicroStrategy, Inc. †	138	10,634

Omnicell, Inc. †	599	7,847

Oracle Corp.	7,293	164,603

Symantec Corp. †	8,493	120,346

TIBCO Software, Inc. †	1,457	16,624

Trend Micro, Inc. (Japan)	300	8,731

VMware, Inc. Class A †	2,442	161,685

Websense, Inc. †	206	4,310

		1,279,351
Technology (0.3%)
Amkor Technologies, Inc. †	508	3,459

CACI International, Inc. Class A †	133	6,150

ON Semiconductor Corp. †	4,156	30,380

Solarworld AG (Germany)	182	1,922

Tech Data Corp. †	1,172	47,642

Unisys Corp. †	471	10,927

		100,480

COMMON STOCKS (83.5%)* cont.	Shares	Value

Technology services (1.6%)
3PAR, Inc. †	982	$10,439

Acxiom Corp. †	345	6,006

Blue Coat Systems, Inc. †	300	6,441

Check Point Software Technologies (Israel) †	407	12,483

Computershare Ltd. (Australia)	4,355	39,797

Convergys Corp. †	3,404	37,172

CSG Systems International, Inc. †	716	14,692

eBay, Inc. †	1,286	27,533

Fair Isaac Corp.	304	7,053

Google, Inc. Class A †	398	193,102

HealthStream, Inc. †	1,063	4,890

Infospace, Inc. †	821	6,757

Ingram Micro, Inc. Class A †	1,805	30,613

LivePerson, Inc. †	732	4,729

SAIC, Inc. †	616	10,589

Salesforce.com, Inc. †	553	47,851

SAVVIS, Inc. †	459	8,609

SonicWall, Inc. †	547	4,983

Sourcefire, Inc. †	470	9,701

United Online, Inc.	1,200	8,178

VeriSign, Inc. †	437	12,197

Western Union Co. (The)	1,789	28,552

Zix Corp. †	546	1,283

		533,650
Telecommunications (1.3%)
ADTRAN, Inc.	301	8,256

Applied Signal Technology, Inc.	180	3,175

Aruba Networks, Inc. †	574	7,692

BT Group PLC (United Kingdom)	39,890	73,054

Earthlink, Inc.	425	3,651

France Telecom SA (France)	2,639	50,369

Iridium Communications, Inc. †	1,035	9,377

j2 Global Communications, Inc. †	250	5,785

KDDI Corp. (Japan)	17	77,629

Loral Space & Communications, Inc. †	127	5,072

NeuStar, Inc. Class A †	338	7,230

NII Holdings, Inc. †	1,417	51,678

PCCW, Ltd. (Hong Kong)	42,000	11,229

Sprint Nextel Corp. †	16,985	87,133

USA Mobility, Inc. †	387	5,449

Windstream Corp.	3,446	36,769

		443,548
Telephone (0.4%)
Atlantic Tele-Network, Inc.	216	9,031

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	2,700	110,606

		119,637

COMMON STOCKS (83.5%)* cont.	Shares	Value

Textiles (0.2%)
Carter’s, Inc. †	116	$3,545

Gymboree Corp. (The) †	141	6,286

Maidenform Brands, Inc. †	334	7,729

Perry Ellis International, Inc. †	354	8,517

Phillips-Van Heusen Corp.	638	34,918

Unifirst Corp.	99	4,455

Warnaco Group, Inc. (The) †	240	10,222

		75,672
Tire and rubber (0.1%)
Cooper Tire & Rubber	380	7,186

Goodyear Tire & Rubber Co. (The) †	1,995	23,741

		30,927
Tobacco (0.6%)
Japan Tobacco, Inc. (Japan)	11	34,554

Philip Morris International, Inc.	4,081	180,054

		214,608
Toys (0.2%)
Mattel, Inc.	2,858	61,904

		61,904
Transportation (0.1%)
Cintra Concesiones de Infraestructuras de Transporte SA (Spain)	1,816	12,075

TAL International Group, Inc.	279	6,693

		18,768
Transportation services (0.1%)
HUB Group, Inc. Class A †	372	11,383

TNT NV (Netherlands)	633	15,959

		27,342
Trucks and parts (0.2%)
Aisin Seiki Co., Ltd. (Japan)	1,200	33,737

GUD Holdings, Ltd. (Australia)	384	2,654

Koito Manufacturing Co., Ltd. (Japan)	2,000	31,639

Quantum Fuel Systems Technologies Worldwide, Inc. †	3,200	2,176

Tenneco Automotive, Inc. †	303	6,714

Westport Innovations, Inc. (Canada) †	207	3,390

		80,310
Utilities and power (—%)
Babcock & Brown Wind Partners (Australia)	5,978	4,219

EDF Energies Nouvelles SA (France)	90	3,239

		7,458
Waste Management (—%)
Calgon Carbon Corp. †	245	3,643

EnergySolutions, Inc.	348	2,175

		5,818
Water Utilities (0.2%)
American States Water Co.	137	4,709

Aqua America, Inc.	366	6,387

California Water Service Group	120	4,300

Cia de Saneamento Basico do Estado de Sao Paulo ADR (Brazil)	229	8,661

Consolidated Water Co., Inc. (Cayman Islands)	135	1,619

Guangdong Investment, Ltd. (China)	20,000	9,405

Severn Trent PLC (United Kingdom)	475	8,225

SJW Corp.	154	3,724

COMMON STOCKS (83.5%)* cont.	Shares	Value

Water Utilities cont.
Southwest Water Co.	271	$2,791

Veolia Environnement (France)	459	11,756

		61,577
Total common stocks (cost $25,045,627)		$28,259,387

INVESTMENT COMPANIES (4.5%)*	Shares	Value

American Capital, Ltd.	1,395	$7,435

Ares Capital Corp.	335	4,536

BlackRock Kelso Capital Corp.	504	5,292

Harris & Harris Group, Inc. †	2,567	10,833

iShares MSCI EAFE Index Fund	2,321	112,151

iShares MSCI Emerging Markets Index Fund	2,998	114,224

iShares Russell 2000 Growth Index Fund	241	17,205

MCG Capital Corp. †	2,301	12,540

Midcap SPDR Trust Series 1	822	114,003

NGP Capital Resources Co.	633	4,615

S&P 500 Index Depository Receipts (SPDR Trust Series 1)	10,146	1,110,378

Total investment companies (cost $1,467,121)		$1,513,212

WARRANTS (—%)* †	Expiration	Strike
	date	Price	Warrants	Value

Aventine Renewable
Energy Holdings, Inc. F	3/15/15	$40.94	19	$—

Total warrants (cost $881)				$—

SHORT-TERM INVESTMENTS (11.6%)*	Principal amount/shares	Value

Short-term investments held as collateral for loaned
securities with yields ranging from 0.07% to 0.28% and due
dates ranging from June 1, 2010 to June 21, 2010 [d]	$2,200	$2,200

Putnam Money Market Liquidity Fund [e]	3,043,507	3,043,507

U.S. Treasury Bills for an effective yield of 0.26%,
March 10, 2011 ##	147,000	146,638

U.S. Treasury Bills with effective yields ranging from
0.24% to 0.35%, November 18, 2010 # ##	593,001	591,889

U.S. Treasury Cash Management Bills for an effective yield
of 0.22%, July 15, 2010 # ##	154,001	153,959

Total short-term investments (cost $3,938,512)		$3,938,193

TOTAL INVESTMENTS

Total investments (cost $30,452,141)		$33,710,792

Key to holding’s abbreviations

ADR American Depository Receipts

NPR Nil Paid Rights

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2009 through May 31, 2010 (the reporting period).

* Percentages indicated are based on net assets of $33,826,353.

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at the close of the reporting period was $10, or less than 0.1% of net assets.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending.

e See Note 7 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, liquid assets totaling $151,027 have been segregated to cover certain derivatives contracts.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

United States	80.5%	Italy	1.6%

Japan	4.7	Switzerland	0.8

United Kingdom	3.5	Singapore	0.6

Australia	1.7	Netherlands	0.6

France	1.6	Other	4.4

		Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 5/31/10 (aggregate face value $9,100,539)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$404,283	$442,121	6/17/10	$(37,838)

Brazilian Real	59,029	59,804	6/17/10	(775)

British Pound	1,596,805	1,650,021	6/17/10	(53,216)

Canadian Dollar	1,617,691	1,653,654	6/17/10	(35,963)

Chilean Peso	50,148	50,467	6/17/10	(319)

Czech Koruna	47,141	48,814	6/17/10	(1,673)

Euro	676,163	720,992	6/17/10	(44,829)

Hong Kong Dollar	433,332	434,439	6/17/10	(1,107)

Hungarian Forint	74,751	77,854	6/17/10	(3,103)

Japanese Yen	1,330,507	1,277,857	6/17/10	52,650

Mexican Peso	171,958	175,678	6/17/10	(3,720)

New Zealand Dollar	24,678	25,965	6/17/10	(1,287)

Norwegian Krone	868,986	924,057	6/17/10	(55,071)

Polish Zloty	42,387	44,594	6/17/10	(2,207)

FORWARD CURRENCY CONTRACTS TO BUY at 5/31/10 (aggregate face value $9,100,539) cont.

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Singapore Dollar	$16,138	$16,209	6/17/10	$(71)

South African Rand	19,641	19,564	6/17/10	77

South Korean Won	12,236	12,737	6/17/10	(501)

Swedish Krona	491,172	521,847	6/17/10	(30,675)

Swiss Franc	812,312	839,252	6/17/10	(26,940)

Turkish Lira	102,220	104,613	6/17/10	(2,393)

Total				$(248,961)

FORWARD CURRENCY CONTRACTS TO SELL at 5/31/10 (aggregate face value $9,379,622)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$1,349,955	$1,371,716	6/17/10	$21,761

Brazilian Real	21,635	21,916	6/17/10	281

British Pound	905,946	947,449	6/17/10	41,503

Canadian Dollar	856,733	879,798	6/17/10	23,065

Chilean Peso	68,542	68,997	6/17/10	455

Czech Koruna	77,109	80,289	6/17/10	3,180

Danish Krone	11,732	12,292	6/17/10	560

Euro	2,382,738	2,552,609	6/17/10	169,871

Hong Kong Dollar	47,748	47,870	6/17/10	122

Hungarian Forint	9,215	9,557	6/17/10	342

Japanese Yen	1,451,024	1,398,252	6/17/10	(52,772)

Mexican Peso	1,659	1,693	6/17/10	34

New Zealand Dollar	58,034	60,009	6/17/10	1,975

Norwegian Krone	397,451	430,123	6/17/10	32,672

Polish Zloty	28,248	29,703	6/17/10	1,455

Singapore Dollar	156,261	157,810	6/17/10	1,549

South African Rand	16,904	16,854	6/17/10	(50)

South Korean Won	29,039	30,235	6/17/10	1,196

Swedish Krona	831,045	881,766	6/17/10	50,721

Swiss Franc	226,199	241,084	6/17/10	14,885

Taiwan Dollar	137,912	139,600	6/17/10	1,688

Total				$314,493

FUTURES CONTRACTS OUTSTANDING at 5/31/10

				Unrealized
Number of			Expiration	appreciation/
contracts		Value	date	(depreciation)

Dow Jones Euro Stoxx 50 Index (Long)	43	$1,378,002	Jun-10	$(139,542)

Dow Jones Euro Stoxx 50 Index (Short)	4	128,186	Jun-10	9,527

FTSE 100 Index (Short)	13	975,996	Jun-10	90,965

MSCI EAFE Index E-Mini (Short)	9	608,400	Jun-10	92,457

Russell 2000 Index Mini (Long)	6	396,660	Jun-10	(6,642)

S&P 500 Index E-Mini (Short)	10	544,250	Jun-10	40,688

S&P Mid Cap 400 Index E-Mini (Short)	3	228,660	Jun-10	8,057

SPI 200 Index (Short)	5	472,419	Jun-10	37,594

Tokyo Price Index (Long)	2	194,311	Jun-10	(23,906)

Total				$109,198

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/10

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A.
contracts 8,015	$—	1/25/11	(1 month	MSCI Total
			USD-LIBOR-BBA	Return Emerging
			plus 0.9%)	Markets (Net) Index	$184,950

Goldman Sachs International
baskets 257	—	11/24/10	(3 month	A basket
			USD-LIBOR-BBA	(GSPMTGCC) of
			plus 85 bps)	common stocks	(9,396)

JPMorgan Chase Bank, N.A.
shares 17,338	—	10/20/10	(3 month	iShares MSCI
			USD-LIBOR-BBA	Emerging Markets
			plus 5 bps)	Index	(81,607)

UBS, AG
shares 523 F	—	1/21/11	(3 month	S&P 500 Materials
			USD-LIBOR-BBA)	Total Return Index	(15,840)

shares 500	—	1/21/11	(3 month	S&P 500 Utilities
			USD-LIBOR-BBA)	Total Return Index	7,157

Total					$85,264

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on securities valuation inputs.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$1,142,347	$635,480	$—

Capital goods	1,422,591	389,082	—

Communication services	1,033,105	322,887	—

Conglomerates	456,628	137,473	—

Consumer cyclicals	2,473,055	756,849	—

Consumer staples	1,989,641	554,314	—

Energy	2,214,595	529,712	13

Financial	2,933,882	1,180,225	—

Health care	2,981,967	514,428	—

Technology	4,602,897	417,129	—

Transportation	232,719	127,849	—

Utilities and power	675,008	535,511	—

Total common stocks	22,158,435	6,100,939	13
Investment companies	1,513,212	—	—

Short-term investments	3,043,507	894,686	—

Totals by level	$26,715,154	$6,995,625	$13

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts to buy	$—	$(248,961)	$—

Forward currency contracts to sell	—	314,493	—

Futures contracts	109,198	—	—

Total return swap contracts	—	85,264	—

Totals by level	$109,198	$150,796	$—

At the start and/or close of the reporting period, Level 3 investments in securities and other financial instruments were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 5/31/10

ASSETS

Investment in securities, at value, including $2,123 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $27,408,634)	$30,667,285
Affiliated issuers (identified cost $3,043,507) (Note 7)	3,043,507

Cash	97

Foreign currency (cost $12,742) (Note 1)	12,701

Dividends, interest and other receivables	95,500

Receivable for shares of the fund sold	61,004

Receivable for investments sold	293,372

Unrealized appreciation on swap contracts (Note 1)	192,107

Receivable for variation margin (Note 1)	3,431

Unrealized appreciation on forward currency contracts (Note 1)	442,182

Total assets	34,811,186

LIABILITIES

Payable for investments purchased	411,454

Payable for shares of the fund repurchased	25,567

Payable for compensation of Manager (Note 2)	2,749

Payable for investor servicing fees (Note 2)	7,509

Payable for custodian fees (Note 2)	38,602

Payable for Trustee compensation and expenses (Note 2)	765

Payable for administrative services (Note 2)	120

Unrealized depreciation on forward currency contracts (Note 1)	376,650

Unrealized depreciation on swap contracts (Note 1)	106,843

Collateral on securities loaned, at value (Note 1)	2,200

Other accrued expenses	12,374

Total liabilities	984,833

Net assets	$33,826,353

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$27,707,791

Distributions in excess of net investment income (Note 1)	(105,006)

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	2,706,099

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	3,517,469

Total — Representing net assets applicable to capital shares outstanding	$33,826,353

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($23,375 divided by 2,027 shares)	$11.53

Offering price per class A share (100/94.25 of $11.53)*	$12.23

Net asset value, offering price and redemption price per class Y share
($33,802,978 divided by 2,931,391 shares)	$11.53

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 5/31/10

INVESTMENT INCOME

Dividends (net of foreign tax of $18,246)	$658,085

Interest (including interest income of $8,894 from investments in affiliated issuers) (Note 7)	11,536

Securities lending	1,937

Total investment income	671,558

EXPENSES

Compensation of Manager (Note 2)	242,744

Investor servicing fees (Note 2)	96,507

Custodian fees (Note 2)	84,654

Trustee compensation and expenses (Note 2)	5,106

Administrative services (Note 2)	2,684

Auditing	66,039

Other	37,859

Fees waived and reimbursed by Manager (Note 2)	(149,232)

Total expenses	386,361
Expense reduction (Note 2)	(78)

Net expenses	386,283

Net investment income	285,275

Net realized gain on investments (Notes 1 and 3)	5,909,289

Net realized gain on swap contracts (Note 1)	693,857

Net realized loss on futures contracts (Note 1)	(21,534)

Net realized gain on foreign currency transactions (Note 1)	318,251

Net realized gain on written options (Notes 1 and 3)	4,905

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	43,198

Net unrealized depreciation of investments, futures contracts and swap contracts during the year	(684,383)

Net gain on investments	6,263,583

Net increase in net assets resulting from operations	$6,548,858

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS		For the period 1/23/09
		(commencement of
	Year ended 5/31/10	operations) to 5/31/09

Operations:
Net investment income	$285,275	$204,115

Net realized gain on investments and foreign currency transactions	6,904,768	1,445,085

Net unrealized appreciation (depreciation) of investments and
assets and liabilities in foreign currencies	(641,185)	4,158,654

Net increase in net assets resulting from operations	6,548,858	5,807,854

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(1,222)	—

Class Y	(2,374,150)	—

Net realized short-term gain on investments
Class A	(1,987)	—

Class Y	(3,860,791)	—

Increase (decrease) from capital share transactions (Note 4)	(4,761,345)	32,449,136

Total increase (decrease) in net assets	(4,450,637)	38,256,990

NET ASSETS

Beginning of year (Note 6)	38,276,990	20,000

End of year (including distributions in excess of net investment income of $105,006 and undistributed net investment income
of $1,066,729)	$33,826,353	$38,276,990

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

											Ratio	Ratio of net
			Net realized								of expenses	investment
	Net asset value,		and unrealized	Total from		From net		Net asset	Total return	Net assets,	toaverage	income (loss)
	beginning	Net investment	gain (loss) on	investment	From net	realized gain	Total	value, end of	at net asset	end of period	net assets	toaverage	Portfolio
Period ended	of period	income (loss) [a]	investments	operations	investment income	on investments	distributions	period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	turnover (%)

Class A
May 31, 2010	$11.85	.10	2.09	2.19	(.96)	(1.55)	(2.51)	$11.53	18.34	$23	1.05	.82	103.27
May 31, 2009 †	10.00	.06	1.79	1.85	—	—	—	11.85	18.50 *	15	.40 *	.61 *	45.86 *

Class Y
May 31, 2010	$11.85	.10	2.09	2.19	(.96)	(1.55)	(2.51)	$11.53	18.34	$33,803	1.05	.78	103.27
May 31, 2009 †	10.00	.06	1.79	1.85	—	—	—	11.85	18.50 *	38,262	.40 *	.61 *	45.86 *

* Not annualized.

† For the period January 23, 2009 (commencement of operations) to May 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

May 31, 2010	0.41%

May 31, 2009	0.30

The accompanying notes are an integral part of these financial statements.

46	47

Notes to financial statements 5/31/10 (Unaudited)

Note 1: Significant accounting policies

Putnam Asset Allocation: Equity Portfolio is a series of Putnam Funds Trust, a Massachusetts business trust organized on January 22, 1996 (the Trust). A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The fund seeks long-term growth. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks of midsized and large companies worldwide that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable potential.

The fund offers class A and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%, and generally do not pay a contingent deferred sales charge. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the period from June 1, 2009 through May 31, 2010 (the reporting period). Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At May 31, 2010, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately 65 on futures contracts for the reporting period. The fund had an average contract amount of approximately 1,404 on purchased and written options contracts for the reporting period.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on forward currency contracts at the close of the reporting period are indicative of the volume of activity during the period.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the fund’s return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional on total return swap contracts at the close of the reporting period are indicative of the volume of activity during the period.

H) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $64,035 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $469,308.

I) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At the close of the reporting period, the value of securities loaned amounted to $2,123. The fund received cash collateral of $2,200 which is pooled with collateral of other Putnam funds into 23 issues of short-term investments.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns since inception remains subject to examination by the Internal Revenue Service.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sales transactions, foreign currency gains and losses, realized and unrealized gains and losses on certain futures contracts, straddle loss deferrals, and income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended May 31, 2010, the fund reclassified $918,362 to decrease distribution in excess of net investment income, with a decrease to accumulated net realized gains of $918,362.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$4,626,007
Unrealized depreciation	(1,461,455)

Net unrealized appreciation	3,164,552
Undistributed ordinary income	42,241
Undistributed short-term gain	1,999,308
Undistributed long-term gain	1,904,574
Cost for federal income tax purposes	$30,546,240

L) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion and 0.37% thereafter.

Effective January 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.75% of the first $5 billion of average net assets, 0.70% of the next $5 billion, 0.65% of the next $10 billion, 0.60% of the next $10 billion, 0.55% of the next $50 billion, 0.53% of the next $50 billion, 0.52% of the next $100 billion, and 0.515% thereafter.

Putnam Management had agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses did not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement was based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. During the reporting period, the fund’s expenses were reduced by $19,265 as a result of this limit.

Effective August 1, 2009 through June 30, 2011, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the reporting period, the fund’s expenses were reduced by $116,239 as a result of this limit.

Putnam Management has also contractually agreed, from August 1, 2009 through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.612% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $13,728 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $78 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $26, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $33,456,534 and $42,874,066, respectively. There were no purchases or proceeds from sales of U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Contract Amounts	Premiums Received
Written options outstanding
at beginning of the reporting period	—	$—

Options opened	6,213	6,346
Options exercised	—	—
Options expired	(6,084)	(6,084)
Options closed	(129)	(262)

Written options outstanding
at end of the reporting period	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized.

Transactions in capital shares were as follows:

			For the period 1/23/09
			(commencement of operations)
	Year ended 5/31/10		to 5/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	546	$6,777	240	$2,300

Shares issued in connection with
reinvestment of distributions	277	3,209	—	—

	823	9,986	240	2,300

Shares repurchased	(36)	(502)	—	—

Net increase	787	$9,484	240	$2,300

			For the period 1/23/09
			(commencement of operations)
	Year ended 5/31/10		to 5/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,411,017	$17,451,688	4,227,198	$42,339,511

Shares issued in connection with
reinvestment of distributions	537,495	6,234,941	—	—

	1,948,512	23,686,629	4,227,198	42,339,511

Shares repurchased	(2,245,916)	(28,457,458)	(999,403)	(9,892,675)

Net increase (decrease)	(297,404)	$(4,770,829)	3,227,795	$32,446,836

At the close of the reporting period, Putnam Investments, LLC owned 1,216 class A shares of the fund (60.0% of class A shares outstanding), valued at $14,020.

At May 31, 2010, funds within the Putnam RetirementReady® Funds owned 92.7% of the outstanding shares of thefund.

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of May 31, 2010

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$442,182	Payables	$376,650

Investments,
	Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation /		Unrealized appreciation /
Equity contracts	(depreciation)	471,395*	(depreciation)	276,933*

Total		$913,577		$653,583

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants	Futures	contracts	Swaps	Total

Foreign exchange
contracts	—	—	$(104,192)	$320,536	—	$216,344

Equity contracts	$4,615	$(14)	82,658	—	$693,857	781,116

Total	$4,615	$(14)	$(21,534)	$320,536	$693,857	$997,460

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for			Forward
as hedging instruments under			currency
ASC 815	Warrants	Futures	contracts	Swaps	Total

Foreign exchange contracts	—	—	$47,624	—	$47,624

Equity contracts	$(881)	$ 77,216	—	$ (50,276)	26,059

Total	$(881)	$77,216	$47,624	$(50,276)	$73,683

Note 6: Initial capitalization and offering of shares

The fund was established as a series of the Trust on October 17, 2008. Prior to January 23, 2009, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued

Class A	$10,000	1,000

Class Y	10,000	1,000

Note 7: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $8,894 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $23,097,501 and $23,295,062, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the SEC) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $1,094,574 as a capital gain dividend with respect to the taxable year ended May 31, 2010, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 6.26% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended May 31, 2010, the fund hereby designates 9.39%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended May 31, 2010, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $1,188 of distributions paid as qualifying to be taxed as interest-related dividends, and $3,862,778 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

Shareholder meeting results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustees was elected with all funds of the Trust voting together as a single class*, as follows:

	Votes for	Votes withheld

Ravi Akhoury	2,527,113,902	2,052,455

Jameson A. Baxter	2,527,135,571	2,030,786

Charles B. Curtis	2,527,137,300	2,029,057

Robert J. Darretta	2,527,164,608	2,001,749

Myra R. Drucker	2,527,111,513	2,054,844

John A. Hill	2,527,153,836	2,012,521

Paul L. Joskow	2,527,163,175	2,003,182

Elizabeth T. Kennan	2,527,100,729	2,065,628

Kenneth R. Leibler	2,527,164,364	2,001,993

Robert E. Patterson	2,527,173,350	1,993,007

George Putnam, III	2,527,168,318	1,998,039

Robert L. Reynolds	2,527,162,581	2,003,776

W. Thomas Stephens	2,527,174,525	1,991,832

Richard B. Worley	2,527,135,098	2,031,259

* Reflects votes with respect to the election of Trustees by funds of the Trust through January 15, 2010.

A proposal to approve a new management contract between the fund and Putnam Management was approved asfollows:

Votes	Votes		Broker
for	withheld	Abstentions	non-votes

3,168,162	—	—	—

A proposal to amend the fundamental investment restrictions with respect to investments in commodities was approved as follows:

Votes	Votes		Broker
for	withheld	Abstentions	non-votes

3,168,162	—	—	—

All tabulations are rounded to the nearest whole number.

About the Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and	a publicly held energy
Trustee since 2010	direct investor in energy assets. Trustee, and Co-Chair	company focused on
	of the Finance Committee, of Mount Holyoke College.	natural gas and crude
	Former Chair and current board member of Girls	oil in the United States;
	Incorporated of Metro Denver. Member of the Finance	Unisource Energy
	Committee, The Children’s Hospital.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relations and
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Interactive Data
Born 1948	College, and a member of the Investment Committee	Corporation, a provider
Trustee since 2004	of the Kresge Foundation, a charitable trust. Retired in	of financial market
	2009 as Chair of the Board of Trustees of Commonfund,	data and analytics to
	a not-for-profit firm that manages assets for educational	financial institutions and
	endowments and foundations. Advisor to RCM Capital	investors
Management, an investment management firm, and to
the Employee Benefits Investment Committee of The
Boeing Company.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan Foundation,	TransCanada
Born 1947	a philanthropic institution focused primarily on research	Corporation, an energy
Trustee since 1997	and education on issues related to science, technology,	company focused on
	and economic performance. Currently on leave from	natural gas transmission
	his position as the Elizabeth and James Killian Professor	and power services;
	of Economics and Management at the Massachusetts	Exelon Corporation, an
	Institute of Technology. Prior to 2007, served as the	energy company focused
	Director of the Center for Energy and Environmental	on power services
Policy Research at MIT.

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Ruder Finn Group, a
Born 1949	Exchange, an electronic marketplace for the trading	global communications
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	and advertising firm;
	Trustees of Beth Israel Deaconess Hospital in Boston,	Northeast Utilities,
	Massachusetts.	which operates New
England’s largest energy
delivery system

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Chairman of	None
Born 1945	Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee since 2009	assets company, in December 2008.	company focused on
natural gas transmission
and power services

Richard B. Worley	Managing Partner of Permit Capital LLC , an investment	Neuberger Berman,
Born 1945	management firm. Serves as a Trustee of the University of	an investment
Trustee since 2004	Pennsylvania Medical Center, the Robert Wood Johnson	management firm
Foundation, a philanthropic organization devoted to
health-care issues, and the National Constitution Center.
Also serves as a Director of the Colonial Williamsburg
Foundation, a historical preservation organization, and as
Chairman of the Philadelphia Orchestra Association.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of May 31, 2010, there were 105 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal , or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments,
Putnam Management and Putnam Retail
Steven D. Krichmar (Born 1958)	Management
Vice President and Principal Financial Officer
Since 2002	Robert R. Leveille (Born 1969)
Senior Managing Director, Putnam Investments	Vice President and Chief Compliance Officer
Since 2007
Janet C. Smith (Born 1965)	Managing Director, Putnam Investments,
Vice President, Principal Accounting Officer and	Putnam Management and Putnam
Assistant Treasurer	Retail Management
Since 2007
Managing Director, Putnam Investments and	Mark C. Trenchard (Born 1962)
Putnam Management	Vice President and BSA Compliance Officer
Since 2002
Susan G. Malloy (Born 1957)	Managing Director, Putnam Investments
Vice President and Assistant Treasurer
Since 2007	Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993
Beth S. Mazor (Born 1958)
Vice President	Wanda M. McManus (Born 1947)
Since 2002	Vice President, Senior Associate Treasurer and
Managing Director, Putnam Investments	Assistant Clerk
Since 2005
James P. Pappas (Born 1953)
Vice President	Nancy E. Florek (Born 1957)
Since 2004	Vice President, Assistant Clerk,
Managing Director, Putnam Investments and	Assistant Treasurer and Proxy Manager
Putnam Management	Since 2005

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Susan G. Malloy
Putnam Investment	John A. Hill, Chairman	Vice President and
Management, LLC	Jameson A. Baxter,	Assistant Treasurer
One Post Office Square	Vice Chairman
Boston, MA 02109	Ravi Akhoury	Beth S. Mazor
	Barbara M. Baumann	Vice President
Investment Sub-Manager	Charles B. Curtis
Putnam Investments Limited	Robert J. Darretta	James P. Pappas
57–59 St James’s Street	Myra R. Drucker	Vice President
London, England SW1A 1LD	Paul L. Joskow
	Kenneth R. Leibler	Francis J. McNamara, III
Investment Sub-Advisor	Robert E. Patterson	Vice President and
The Putnam Advisory	George Putnam, III	Chief Legal Officer
Company, LLC	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Robert R. Leveille
Boston, MA 02109	Richard B. Worley	Vice President and Chief
Compliance Officer
Marketing Services	Officers
Putnam Retail Management	Robert L. Reynolds	Mark C. Trenchard
One Post Office Square	President	Vice President and
Boston, MA 02109		BSA Compliance Officer
Jonathan S. Horwitz
Custodian	Executive Vice President,	Judith Cohen
State Street Bank	Principal Executive Officer,	Vice President, Clerk and
and Trust Company	Treasurer and	Assistant Treasurer
Compliance Liaison
Legal Counsel		Wanda M. McManus
Ropes & Gray LLP	Steven D. Krichmar	Vice President, Senior Associate
	Vice President and	Treasurer and Assistant Clerk
Independent Registered	Principal Financial Officer
Public Accounting Firm		Nancy E. Florek
PricewaterhouseCoopers LLP	Janet C. Smith	Vice President, Assistant Clerk,
	Vice President, Principal	Assistant Treasurer and
	Accounting Officer and	Proxy Manager
Assistant Treasurer

This report is for the information of shareholders of Putnam Asset Allocation: Equity Portfolio. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN062 262146 7/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In May 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann ?? qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

May 31, 2010	$59,532	$--	$5,071	$-

May 31, 2009*	$59,862	$--	$5,068	$-

* The fund commenced operations on January 23, 2009.

For the fiscal years ended May 31, 2010 and May 31, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 303,509 and $ 486,893 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

May 31, 2010	$ -	$179,607	$ -	$ -

May 31, 2009	$ -	$ 415,341	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed- End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed- End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: July 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: July 29, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: July 29, 2010